UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2010

PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road Purchase, New York 10577
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

On February 26, 2010, pursuant to the terms of:  (i) the Agreement and Plan of Merger dated as of August 3, 2009 among PepsiCo, Inc. (the “Company”), The Pepsi Bottling Group, Inc. (“PBG”) and Pepsi-Cola Metropolitan Bottling Company, Inc., a direct wholly-owned subsidiary of the Company (“Metro”) (the “PBG Merger Agreement”); and (ii) the Agreement and Plan of Merger dated as of August 3, 2009 among the Company, PepsiAmericas, Inc. (“PAS”) and Metro (the “PAS Merger Agreement” and, together with the PBG Merger Agreement, the “Merger Agreements”), PBG and PAS merged with and into Metro, with Metro continuing as the surviving corporation and a wholly-owned subsidiary of the Company.

PAS, as borrower, Metro, as successor borrower, the Company, as guarantor, Citibank, N.A., as agent and the lenders party thereto entered into Amendment No. 1, dated as of December 31, 2009 (the “PAS Amendment”) to the Five Year Credit Agreement dated as of June 6, 2006 among PAS, as borrower, the lenders party thereto, Citibank, N.A., as agent and the other agents party thereto (the “PAS Credit Agreement” and as amended by the PAS Amendment, the “Amended PAS Credit Agreement”).  The PAS Amendment became effective upon closing of the merger of PAS with and into Metro, with Metro continuing as the surviving corporation.  PBG, as borrower, Bottling Group, LLC, as guarantor, Metro, as successor borrower, the Company, as parent guarantor, Citibank, N.A. as agent and the lenders party thereto entered into Amendment No. 1, dated as of December 31, 2009 (the “PBG Amendment”) to the First Amended and Restated Credit Agreement dated as of October 19, 2007 among PBG, as borrower, Bottling Group, LLC, as guarantor, the lenders party thereto, Citibank, N.A., as agent and the other agents party thereto (the “PBG Credit Agreement” and as amended by the PBG Amendment, the “Amended PBG Credit Agreement”).  The PBG Amendment became effective upon closing of the merger of PBG with and into Metro, with Metro continuing as the surviving corporation.

Pursuant to and in accordance with the terms of the PAS Amendment, upon the effectiveness of the merger with PAS, Metro, as the entity surviving the merger of PAS with and into Metro, succeeded to and was substituted for PAS under the PAS Credit Agreement and may, subject to customary terms and conditions, borrow up to $540 million from time to time under the Amended PAS Credit Agreement.  Borrowings under the Amended PAS Credit Agreement, which expires in June 2011, are guaranteed by the Company.

Pursuant to and in accordance with the terms of the PBG Amendment, upon the effectiveness of the merger with PBG, Metro, as the entity surviving the merger of PBG with and into Metro, succeeded to and was substituted for PBG under the PBG Credit Agreement and may, subject to customary terms and conditions, borrow up to $1,080 million from time to time under the Amended PBG Credit Agreement.  Borrowings under the Amended PBG Credit Agreement, which expires in October 2012, are guaranteed by the Company.

The foregoing summaries of the PAS Amendment and the PBG Amendment, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of each of the PAS Amendment and the PBG

Amendment, which are attached as Exhibit 3.1 (PAS Amendment) and Exhibit 3.2 (PBG Amendment) and incorporated herein by reference.

The information contained in Item 2.03 of this report is incorporated by reference in this Item 1.01.

Item 2.01.          Completion of Acquisition of Assets.

On February 26, 2010, the Company announced that pursuant to the terms of the Merger Agreements, PBG and PAS merged with and into Metro, with Metro continuing as the surviving corporation and a wholly-owned subsidiary of the Company.

Under the terms of the Merger Agreements:  (i) each outstanding share of common stock of PBG not held by Metro, the Company or a subsidiary of the Company or held by PBG as treasury stock (each, a “PBG Share”) was cancelled and converted into the right to receive, at the holder’s election, either 0.6432 shares of common stock of the Company or $36.50 in cash, without interest, subject to proration provisions which provide that an aggregate 50% of such outstanding PBG Shares were converted into the right to receive common stock of the Company and an aggregate 50% of such outstanding PBG Shares were converted into the right to receive cash and each PBG Share and share of Class B common stock of PBG held by Metro, the Company or a subsidiary of the Company was cancelled or converted to the right to receive 0.6432 shares of common stock of the Company; and (ii) each outstanding share of common stock of PAS not held by Metro, the Company or a subsidiary of the Company or held by PAS as treasury stock (each, a “PAS Share”) was cancelled and converted into the right to receive, at the holder’s election, either 0.5022 shares of common stock of the Company or $28.50 in cash, without interest, subject to proration provisions which provide that an aggregate 50% of such outstanding PAS Shares were converted into the right to receive common stock of the Company and an aggregate 50% of such outstanding PAS Shares were converted into the right to receive cash and each PAS Share held by Metro, the Company or a subsidiary of the Company was cancelled or converted to the right to receive 0.5022 shares of common stock of the Company.

In connection with the acquisitions of PBG and PAS, the Company will issue an aggregate of approximately 49.2 million shares of common stock of the Company and pay an aggregate of approximately $2.8 billion to former PBG stockholders (other than the Company and its subsidiaries) in exchange for their PBG Shares.  The Company will issue an aggregate of approximately 17.8 million shares of common stock of the Company and pay an aggregate of approximately $1.0 billion to former PAS stockholders (other than the Company and its subsidiaries) in exchange for their PAS Shares.  The Company will issue an aggregate of approximately 5.7 million shares of common stock of the Company to certain of its subsidiaries in exchange for their PBG Shares and approximately 10.2 million shares of common stock of the Company to certain of its subsidiaries in exchange for their PAS Shares in connection with the acquisitions of PBG and PAS.

The foregoing summary of the Merger Agreements, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreements, which are attached as Exhibit 2.1 (PBG Merger Agreement) and

Exhibit 2.2 (PAS Merger Agreement) to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2009 and incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 26, 2010, in connection with the transactions contemplated by the PBG Merger Agreement, Metro, PBG, Bottling Group, LLC (the “Guarantor”) and The Bank of New York Mellon (as successor to The Chase Manhattan Bank) (the “PBG Trustee”) entered into a First Supplemental Indenture (the “PBG Supplemental Indenture”) to the Indenture dated March 8, 1999 (the “PBG Indenture”) between PBG, the Guarantor and the PBG Trustee.  Pursuant to the PBG Supplemental Indenture, Metro assumed the due and punctual payment of the principal of (and premium, if any) and interest on the 7.00% Senior Notes due March 1, 2029 (the “7.00% Notes”) under the PBG Indenture.  As of December 31, 2009, the outstanding principal amount of the 7.00% Notes was approximately $1 billion. The 7.00% Notes are guaranteed by Bottling Group, LLC.

On February 26, 2010, in connection with the transactions contemplated by the PAS Merger Agreement, Metro, PAS and The Bank New York Mellon Trust Company, N.A. (as ultimate successor in interest to The First National Bank of Chicago) (the “PAS IL Trustee”) entered into a Second Supplemental Indenture (the “PAS IL Supplemental Indenture”) to the Indenture dated January 15, 1993 (the “PAS IL Indenture”) between PAS and the PAS IL Trustee.  Pursuant to the PAS IL Supplemental Indenture, Metro assumed the due and punctual payment of the principal of (and premium, if any) and interest on the 7.625% Notes due 2015 (the “7.625% Notes”), the 7.29% Notes due 2026 (the “7.29% Notes”), the 7.44% Notes due 2026 (the “7.44% Notes”) and the 4.50% Notes due 2013 (the “4.50% Notes”) under the PAS IL Indenture. As of December 31, 2009, the outstanding principal amount of the 7.625% Notes was approximately $9 million, the outstanding principal amount of the 7.29% Notes was approximately $100 million, the outstanding principal amount of the 7.44% Notes was approximately $25 million and the outstanding principal amount of the 4.50% Notes was approximately $150 million.

On February 26, 2010, also in connection with the transactions contemplated by the PAS Merger Agreement, Metro, PAS and Wells Fargo Bank, National Association (the “PAS MN Trustee,” formerly known as Wells Fargo Bank Minnesota, National Association) entered into a First Supplemental Indenture (the “PAS MN Supplemental Indenture”) to the Indenture dated August 15, 2003 (the “PAS MN Indenture”) between PAS and the PAS MN Trustee.  Pursuant to the PAS MN Supplemental Indenture, Metro assumed the due and punctual payment of the principal of (and premium, if any) and interest on the 5.625% Notes due 2011 (the “5.625% Notes”), the 5.75% Notes due 2012 (the “5.75% Notes”), the 4.375% Notes due 2014 (the “4.375% Notes”), the 4.875% Notes due 2015 (the “4.875% Notes”), the 5.00% Notes due 2017 (the “5.00% Notes”) and the 5.50% Notes due 2035 (the “5.50% Notes”) under the PAS MN Indenture.  As of December 31, 2009, the outstanding principal amount of the 5.625% Notes was approximately $250 million, the outstanding principal amount of the 5.75% Notes was approximately $300 million, the outstanding principal amount of the 4.375% Notes was approximately $350 million, the outstanding principal amount of the 4.875% Notes was approximately $300 million, the outstanding principal amount of the 5.00% Notes was approximately $250 million and the outstanding principal amount of the 5.50% Notes was approximately $250 million.

The foregoing summaries of the PBG Supplemental Indenture, the PAS IL Supplemental Indenture and the PAS MN Supplemental Indenture, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the PBG Supplemental Indenture, the PAS IL Supplemental Indenture and the PAS MN Supplemental Indenture, which are attached as Exhibit 4.1 (PBG Supplemental Indenture), Exhibit 4.2 (PAS IL Supplemental Indenture) and Exhibit 4.3 (PAS MN Supplemental Indenture) and incorporated herein by reference.

Item 8.01           Other Events.

As a result of the transactions contemplated by the PBG Merger Agreement, Bottling Group, LLC, which was previously a subsidiary of PBG, became a wholly-owned subsidiary of Metro.  Bottling Group, LLC currently has issued and outstanding approximately $1 billion of its 4.625% Senior Notes due 2012 (the “4.625% Notes”), $250 million of its 4.125% Senior Notes due 2015, $400 million of its 5.00% Senior Notes due 2013, $800 million of 5.50% Senior Notes due 2016, $1.3 billion of its 6.95% Senior Notes due 2014 (the “6.95% Notes”) and $750 million of its 5.125% Senior Notes due 2019.  Bottling Group, LLC’s 4.625% Notes and 6.95% Notes are guaranteed by the Company.

Item 9.01.          Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following documents were previously reported in, and are incorporated by reference from, the Annual Report on Form 10-K filed by PBG on February 22, 2010:

•	the consolidated balance sheets of PBG as of December 26, 2009 and December 27, 2008; and
•
the consolidated statements of operations, consolidated statements of cash flows, consolidated statements of changes in equity and consolidated statements of comprehensive income (loss) of PBG for the years ended December 26, 2009, December 27, 2008 and December 29, 2007.

The following documents were previously reported in, and are incorporated by reference from, the Annual Report on Form 10-K filed by PAS on February 22, 2010:

•	the consolidated balance sheets of PAS as of January 2, 2010 and January 3, 2009; and
•	the consolidated statements of income, consolidated statements of cash flows and consolidated statements of equity of PAS for the years ended January 2, 2010, January 3, 2009 and December 29, 2007.

(b) Pro Forma Financial Information

The pro forma financial information required under this Item will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits

2.1
Agreement and Plan of Merger dated as of August 3, 2009 among PepsiCo, Inc., The Pepsi Bottling Group, Inc. and Pepsi-Cola Metropolitan Bottling Company, Inc. (incorporated by reference to Exhibit 2.1 of PepsiCo, Inc.’s Current Report on Form 8-K, filed on August 4, 2009).

2.2
Agreement and Plan of Merger dated as of August 3, 2009 among PepsiCo, Inc., PepsiAmericas, Inc. and Pepsi-Cola Metropolitan Bottling Company, Inc. (incorporated by reference to Exhibit 2.2 of PepsiCo, Inc.’s Current Report on Form 8-K, filed on August 4, 2009).

3.1
Amendment No. 1 dated as of December 31, 2009, among PepsiAmericas, Inc., Pepsi-Cola Metropolitan Bottling Company, Inc., PepsiCo, Inc., Citibank, N.A. and the lenders party thereto to the Five Year Credit Agreement dated as of June 6, 2006 among PepsiAmericas, Inc., the lenders party thereto, Citibank, N.A., as Agent, and the other agents party thereto.

3.2
Amendment No. 1 dated as of December 31, 2009, among The Pepsi Bottling Group, Inc., Bottling Group, LLC, Pepsi-Cola Metropolitan Bottling Company, Inc., PepsiCo, Inc., Citibank, N.A. and the lenders party thereto to the First Amended and Restated Credit Agreement dated as of October 19, 2007 among The Pepsi Bottling Group, Inc., Bottling Group, LLC, the lenders party thereto, Citibank, N.A., as Agent, and the other agents party thereto.

4.1	First Supplemental Indenture dated as of February 26, 2010 among Pepsi-Cola Metropolitan Bottling Group, Inc., The Pepsi Bottling Group, Inc., Bottling Group, LLC and The Bank of New York Mellon.

4.2	Second Supplemental Indenture dated as of February 26, 2010 among Pepsi-Cola Metropolitan Bottling Group, Inc., PepsiAmericas, Inc. and The Bank New York Mellon Trust Company, N.A.

4.3	First Supplemental Indenture dated as of February 26, 2010 among Pepsi-Cola Metropolitan Bottling Group, Inc., PepsiAmericas, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date:	March 1, 2010	By:	/s/ Thomas H. Tamoney, Jr.
			Name:	Thomas H. Tamoney, Jr.
			Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
2.1
Agreement and Plan of Merger dated as of August 3, 2009 among PepsiCo, Inc., The Pepsi Bottling Group, Inc. and Pepsi-Cola Metropolitan Bottling Company, Inc., (incorporated by reference to exhibit 2.1 to Pepsico's Current Report on form 8-K, filed on August 4, 2009).

2.2
Agreement and Plan of Merger dated as of August 3, 2009 among PepsiCo, Inc., PepsiAmericas, Inc. and Pepsi-Cola Metropolitan Bottling Company, Inc., (incorporated by reference to exhibit 2.1 to PepsiCo's Current Report on form 8-K, filed on August 4, 2009).

3.1
Amendment No. 1 dated as of December 31, 2009, among PepsiAmericas, Inc., Pepsi-Cola Metropolitan Bottling Company, Inc., PepsiCo, Inc., Citibank, N.A. and the lenders party thereto to the Five Year Credit Agreement dated as of June 6, 2006 among PepsiAmericas, Inc., the lenders party thereto, Citibank, N.A., as Agent, and the other agents party thereto.

3.2
Amendment No. 1 dated as of December 31, 2009, among The Pepsi Bottling Group, Inc., Bottling Group, LLC, Pepsi-Cola Metropolitan Bottling Company, Inc., PepsiCo, Inc., Citibank, N.A. and the lenders party thereto to the First Amended and Restated Credit Agreement dated as of October 19, 2007 among The Pepsi Bottling Group, Inc., Bottling Group, LLC, the lenders party thereto, Citibank, N.A., as Agent, and the other agents party thereto.

4.1	First Supplemental Indenture dated as of February 26, 2010 among Pepsi-Cola Metropolitan Bottling Group, Inc., The Pepsi Bottling Group, Inc., Bottling Group, LLC and The Bank of New York Mellon.
4.2	Second Supplemental Indenture dated as of February 26, 2010 among Pepsi-Cola Metropolitan Bottling Group, Inc., PepsiAmericas, Inc. and The Bank New York Mellon Trust Company, N.A.
4.3	First Supplemental Indenture dated as of February 26, 2010 among Pepsi-Cola Metropolitan Bottling Group, Inc., PepsiAmericas, Inc. and Wells Fargo Bank, National Association.